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                                                                   Exhibit 10.2







                                 SELFCARE, INC.


                             NOTE PURCHASE AGREEMENT


                            DATED AS OF JUNE 3, 1997



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                                TABLE OF CONTENTS


                                    SECTION 1

                            DESCRIPTION OF FINANCING

1.1      Authorization of Sale of Notes........................................1
1.2      Initial Closing.......................................................1
1.3      Additional Closings...................................................1
1.4      Total Repayment Amount................................................2
1.5      Subordination.........................................................2
1.6      Projected Payment Schedule............................................2
1.7      No Demand.............................................................2

                                    SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1      Organization and Good Standing of the Company.........................2
2.2      Authorization.........................................................3
2.3      Litigation............................................................3
2.4      Use of Proceeds.......................................................3
2.5      Brokers or Finders....................................................3
2.6      Exemptions from Securities Laws.......................................3

                                    SECTION 3

                         REPRESENTATIONS, WARRANTIES AND
                          AGREEMENTS OF THE PURCHASERS

3.1      Binding Agreement.....................................................4
3.2      Investment Representations............................................4
3.3      Brokers or Finders....................................................5
3.4      Transfer or Assignment of Note........................................5
3.5      Legends...............................................................5
3.6      Non-Disclosure........................................................6

                                    SECTION 4

                              FINANCIAL STATEMENTS

4.1      Quarterly Financial Statements........................................6
4.2      Annual Financial Statements...........................................7




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                                    SECTION 5

                            AUTHORIZED REPRESENTATIVE

5.1      Powers and Authority..................................................7
5.2      Term..................................................................7
5.3      Exculpation...........................................................7
5.4      Fee...................................................................8

                                    SECTION 6

                                    DEFAULTS

6.1      Events of Default.....................................................8
6.2      Additional Debt during Default.......................................10

                                    SECTION 7

                                  MISCELLANEOUS

7.1      Survival.............................................................10
7.2      Successors and Assigns...............................................10
7.3      Notices..............................................................10
7.4      Amendment............................................................11
7.5      Integration..........................................................11
7.6      Interpretation.......................................................11
7.7      Governing Law; Jurisdiction..........................................12
7.8      Counterparts.........................................................12
7.9      Captions.............................................................12




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                                 SELFCARE, INC.

                             NOTE PURCHASE AGREEMENT

     This Agreement, dated as of June 3, 1997, is among Selfcare, Inc., a Delaware corporation (the "Company"), the purchasers named on EXHIBIT A attached hereto (the "Initial Purchasers"), such additional purchasers as may be identified on such addenda to EXHIBIT A as may be agreed upon by the Company and such additional purchasers in accordance with the terms of this Agreement (the "Additional Purchasers"; and together with the Initial Purchasers, the "Purchasers") and Pear Tree Royalty Company, Inc., a Massachusetts corporation, as authorized representative and agent for the Purchasers (the "Authorized Representative").

     The parties hereby agree as follows:

                                    SECTION 1

                            DESCRIPTION OF FINANCING

     1.1 Authorization of Sale of Notes. The Company has authorized the issuance pursuant to this Agreement of up to $7,500,000 aggregate issue price of its Subordinated Revenue Royalty Notes which shall be in the form of EXHIBIT B hereto (individually a "Note" and collectively the "Notes"). The issue price for each Note (the "Issue Price") shall be a multiple of $25,000.

     1.2 Initial Closing. Subject to the terms and conditions of this Agreement, at the initial closing pursuant to this Agreement (the "Initial Closing"), the Company shall deliver an executed Note to each Initial Purchaser, against payment by such Initial Purchaser of the Issue Price for such Note by check payable to the order of the Company. The Issue Price to be paid by an Initial Purchaser is set forth opposite the name of such Initial Purchaser on EXHIBIT A. The Initial Closing shall take place simultaneously with the execution of this Agreement at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109.

     1.3  Additional Closings.

          (a) Subject to the terms and conditions of this Agreement, at one or more closings subsequent to the Initial Closing (each, an "Additional Closing"), the Company may issue and sell Notes to one or more Additional Purchasers who enter into this Agreement by executing one or more counterparts hereof in the form attached hereto as EXHIBIT C; provided, however, that the aggregate Issue Prices of all Notes to be issued under this Agreement shall not exceed $7,500,000.

          (b) Each Additional Closing shall take place at such time, date and place as are mutually agreeable to the Company and the Additional Purchasers participating in the Additional Closing; provided, however, that no Additional Closing shall take place after December 31, 1997.





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          (c)  At each Additional Closing, the Company shall deliver an executed
Note to each Additional Purchaser participating in the Additional Closing, against payment by each Additional Purchaser of the Issue Price by check payable to the order of the Company. The Issue Price to be paid by an Additional Purchaser shall be set forth opposite the Additional Purchaser's name on an addendum to EXHIBIT A in the form attached hereto as EXHIBIT D. Each addendum shall be executed by the Company and each such Additional Purchaser, a copy of each addendum shall be delivered to the Authorized Representative, and each addendum shall be deemed a part of this Agreement ab initio.

     1.4 Total Repayment Amount. The Total Repayment Amount to be set forth on the face of any Note sold to an Initial Purchaser or Additional Purchaser (the "Total Repayment Amount") shall be equal to four times the Issue Price of such Note.

     1.5 Subordination. Each of the Notes issued pursuant to this Agreement shall be subordinated to all existing and future "Senior Indebtedness" of the Company, as defined and provided for in the form of Note attached hereto as EXHIBIT B. To the extent provided in the Notes, Senior Indebtedness must be paid before any Note may be paid.

     1.6 Projected Payment Schedule. As required by Section 1.1275-4(b) of the regulations promulgated under the Internal Revenue Code of 1986, as amended, attached to the form of Note as EXHIBIT I is a projected payment schedule incorporating projected revenues of the Company. Pursuant to such regulation, the Company believes that the schedule is not unreasonable; however, there is no assurance that the actual revenues of the Company will correspond to these projected revenues, so that the payments actually made under the Notes may differ from the projected payments on such schedule.

     1.7 No Demand. Each of the Purchasers hereby agrees that such Purchaser will not demand payment from the Company under any Note without the prior written agreement of Purchasers who hold Notes having not less than a majority in aggregate of the Total Repayment Amount of all Notes remaining unpaid at that time (the "Majority of Holders").


                                    SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each of the Purchasers as follows:

     2.1 Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to carry on its business as now conducted or proposed to be conducted, to enter into this Agreement, to issue the Notes as contemplated herein and to carry out the provisions of this Agreement.



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     2.2  Authorization. This Agreement and the Notes, when executed and delivered, shall be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights. The execution, delivery and performance of this Agreement and the Notes have been duly authorized by all necessary corporate or other action of the Company. Neither the execution and delivery of this Agreement or the Notes nor the consummation of the transactions contemplated hereby or thereby will: (a) violate any provisions of the charter or by-laws of the Company; (b) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any agreement or instrument to which the Company is a party or by or to which the Company or any of the Company's property or assets may be bound or subject; (c) result in the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to the terms of any such agreement or instrument; (d) violate any judgment, order, injunction, decree or award against, or binding upon, the Company or upon the securities, property or business of the Company; or (e) constitute a violation of any law or regulation of any applicable jurisdiction.

     2.3 Litigation. There is no action, proceeding or investigation pending or to the knowledge of the Company threatened (or any basis therefor) which questions the validity of this Agreement, the issuance of the Notes or any other actions taken or to be taken pursuant hereto or contemplated hereby.

     2.4 Use of Proceeds. The Company shall use the net proceeds of the sale of the Notes as follows: first, to lend to Selfcare Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, funds to pay the principal and interest of a $5,000,000 bridge note outstanding under a credit facility with Fleet National Bank and certain other lenders and second, for working capital and other general corporate purposes.

     2.5 Brokers or Finders. The Company has not employed any broker or finder in connection with the transactions contemplated by this Agreement except U.S. Boston Capital Corporation, to which the Company has agreed to pay the following: (a) a commission of eight percent (8%) of the Issue Price received by the Company for each Note issued pursuant to this Agreement, (b) reimbursement of reasonable attorney fees and disbursements of counsel to U.S. Boston Capital Corporation incurred in connection with this Agreement and the Notes and (c) reimbursement pursuant to a non-accountable expense allowance of up to $5,000 in other out-of-pocket costs.

     2.6 Exemptions from Securities Laws. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Section 3 hereof as of the date hereof and as of the date of any closing hereunder, the provisions of Section 5 of the federal Securities Act of 1933, as amended (the "Act") are inapplicable to the offering, issuance, sale and delivery of the Notes, and no consent, approval, qualification or registration or filing under any state securities or blue sky laws is required in connection therewith except such as have been obtained or such as may be filed, and will be filed, after the closing relating to such Notes.



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                                    SECTION 3

                         REPRESENTATIONS, WARRANTIES AND
                          AGREEMENTS OF THE PURCHASERS

     Each Purchaser (severally and not jointly) represents and warrants to the Company as follows:

     3.1 Binding Agreement. This Agreement constitutes a valid and legally binding obligation of such Purchaser except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights.

     3.2  Investment Representations.

          (a) Any Note to be received by a Purchaser pursuant to this Agreement will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting participation in or otherwise distributing the same (provided, however, that the disposition by each Purchaser of such Purchaser's property shall at all times be within the Purchaser's control). No Purchaser has a contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the securities of the Company acquired pursuant to this Agreement.

          (b) Each Purchaser understands that Notes will not be registered under the Act, on the grounds that the sales provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated in part on such Purchaser's representations set forth herein.

          (c) Each Purchaser represents that such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment, and has the ability to bear the economic risks of such investment. Each Purchaser further represents that such Purchaser has had access, during the course of the transaction and prior to any purchase hereunder, to all such information as such Purchaser deemed necessary or appropriate (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and that such Purchaser has had, during the course of the transaction and prior to any purchase hereunder, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Notes and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Purchaser or to which such Purchaser had access.




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          (d)  Each Purchaser understands that the Notes may not be sold, transferred or otherwise disposed of other than pursuant to a registration under the Act or an exemption therefrom. In particular, each Purchaser is aware that the Notes may not be sold pursuant to Rule 144 promulgated under the Act ("Rule 144") unless all of the conditions of Rule 144 applying to such Purchaser and the Company at the time of such sale are met. Each Purchaser represents that, in the absence of an effective registration statement covering the Notes, such Purchaser will sell, transfer or otherwise dispose of any of such securities only in a manner consistent with such Purchaser's representations set forth herein.

     3.3 Brokers or Finders. Such Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

     3.4 Transfer or Assignment of Note. Each Purchaser agrees that in no event will such Purchaser make a transfer, assignment or other disposition of any of the Notes (other than pursuant to an effective registration statement under the Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances relating to the proposed disposition, (ii) at the expense of the Purchaser, transferee or assignee, such Purchaser shall have furnished to the Company an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, to the effect that such disposition may be made without registration under the Act or qualification under state securities laws,
(iii) the Company shall have received such written representations and warranties from the transferee or assignee as it shall reasonably require to assure continued compliance with the Act and such laws and (iv) the transferee or assignee shall have agreed to be bound by the terms and conditions of this Agreement. The opinion of counsel pursuant to clause (ii) shall not be required in the case of any Purchaser's transfer or assignment of a Note by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Purchaser's immediate family.

     3.5 Legends. Each Purchaser acknowledges such Purchaser's understanding that the Notes will bear a legend substantially in the following form until the Company's counsel determines that the legend is no longer advisable or required:

          THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER
          AS SET FORTH IN THE NOTE PURCHASE AGREEMENT AMONG
          THE REGISTERED OWNER OF THIS NOTE AND CERTAIN
          OTHERS. ANY TRANSFEREE OF A HOLDER OF THIS NOTE
          SHALL, AS A CONDITION OF SUCH TRANSFER, BE
          REQUIRED TO BECOME A PARTY TO SUCH AGREEMENT. THE
          COMPANY WILL FURNISH A COPY OF THE AGREEMENT TO
          THE HOLDER OF THIS NOTE UPON WRITTEN REQUEST
          WITHOUT CHARGE.



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          THE NOTE REPRESENTED HEREBY HAS BEEN ACQUIRED FOR
          INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER SAID ACT OR (ii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

and that appropriate stop-transfer orders will be noted on the Company's note register with respect to all Notes so legended.

     3.6 Non-Disclosure. Other than for purposes of enforcement of this Agreement, each Purchaser agrees to hold in confidence any confidential information about the Company that such Purchaser has received or hereafter receives pursuant to any provision of this Agreement under circumstances indicating the confidentiality of such information until the Company shall have publicly disclosed such information.

                                    SECTION 4

                              FINANCIAL STATEMENTS

     So long as any of the Notes are outstanding, the Company shall deliver the following to the Authorized Representative:

     4.1 Quarterly Financial Statements. Within 50 days after the end of each of the first three fiscal quarters of the Company:

          (a) The internally prepared consolidated balance sheets of the Company and its subsidiaries as at the end of such fiscal quarter, the consolidated statements of operation and the consolidated statements of stockholders' equity and of cash flows of the Company and the Company's subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and together, in the case of consolidated financial statements, with comparative figures for the same period in the preceding fiscal year.

          (b) A certificate of the Company signed by an officer of the Company to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board and any predecessor or successor entity ("GAAP") and present fairly, in all material respects, the financial position of the Company at the dates thereof and the results of its operations for the periods covered


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thereby, subject only to normal year-end audit adjustments and the addition of footnotes and schedules at year end.

     4.2 Annual Financial Statements. Within 95 days after the end of each fiscal year of the Company:

          (a) Consolidated balance sheets of the Company and its subsidiaries as at the end of such fiscal year, the consolidated statements of operations and the consolidated statements of stockholders' equity and of cash flows of the Company and its subsidiaries for such fiscal year (all in reasonable detail) and together, in the case of consolidated financial statements, with comparative figures for the immediately preceding fiscal year.

          (b) Reports of the Company's independent certified public accountants to the effect that they have audited the foregoing financial statements in accordance with generally accepted auditing standards and that such financial statements present fairly, in all material respects, the financial position of the Company and its subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                                    SECTION 5

                            AUTHORIZED REPRESENTATIVE

     5.1 Powers and Authority. The Purchasers hereby confirm the appointment of the Authorized Representative as their agent for the purposes specified in this Agreement. In furtherance of these purposes, the Authorized Representative shall be empowered and is hereby authorized by the Purchasers to take such actions and exercise such powers as are necessary or appropriate to carry out its obligations hereunder, together with such powers as are reasonably incidental thereto, and to exercise any and all of the rights, powers and remedies available to the Purchasers under this Agreement, the Notes and under applicable law that the Authorized Representative deems appropriate for the protection of the Purchasers.

     5.2 Term. The Authorized Representative shall serve in such capacity until it resigns or until it is replaced. The Authorized Representative or any successor may be replaced by written direction of the Majority of Holders.

     5.3 Exculpation. As to any matters not expressly provided for by this Agreement, the Authorized Representative shall not be required to exercise any discretion or to take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) only upon the written instructions of the Majority of Holders, provided, however, that the Authorized Representative shall not be required to take any action that it reasonably believes will expose it to personal liability or to be contrary to this Agreement or applicable law. The Authorized Representative shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing,



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the Authorized Representative: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Notes on the part of the Company; (iii) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Note or any other instrument or document furnished pursuant hereto; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and believed by it to have been signed or sent by the proper party or parties in accordance with Section 7.3 of this Agreement. The Purchasers agree to indemnify the Authorized Representative, ratably according to the proportion that the Total Repayment Amount remaining unpaid of each Purchaser's Note or Notes bears to the aggregate Total Repayment Amount remaining unpaid of all Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed upon, incurred by, or asserted against the Authorized Representative in any way relating to or arising out of this Agreement or any action taken or omitted by the Authorized Representative under this Agreement, provided that such indemnity shall not be applicable in the event of the Authorized Representative's gross negligence or willful misconduct.

     5.4 Fee. As fee for the services provided by the Authorized Representative in connection with this Agreement and the Notes, each Purchaser hereby agrees to pay to the Authorized Representative one percent (1%) of any payments received from the Company pursuant to any Notes held by such Purchaser (the "Representative Fee"). At any time at which the Company is making a payment pursuant to the Notes, each Purchaser hereby instructs the Company to deduct the Representative Fee from the payment to be made to such Purchaser, and forward the Representative Fee to the Authorized Representative at its address for notice in this Agreement.

                                    SECTION 6

                                    DEFAULTS

     6.1 Events of Default. The following events are "Events of Default" for purposes of the Notes:

          (a) The Company shall fail to make any payment as required by the Notes.

          (b) The Company shall fail to perform or observe any covenant, agreement or provision to be performed or observed by it under this Agreement or any of the Notes.




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


          (c) Any representation or warranty of or with respect to the Company in, pursuant to or in connection with this Agreement shall be materially false on the date as of which it was made.

          (d) (i) Any person, together with "affiliates" and "associates" of such person within the meaning of Rule 12b-2 of the federal Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any "group" including such person under sections 13(d) and 14(d) of the Exchange Act, shall acquire after the date hereof beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of fifty percent (50%) or more of either the voting stock or total equity capital of the Company; (ii) the Company shall initiate any action to dissolve, liquidate or otherwise terminate its existence; (iii) the Company shall merge or consolidate into another entity in a transaction in which the stockholders of the Company immediately prior to such merger or consolidation do not own fifty percent (50%) or more of either the voting stock or total equity capital of the surviving entity; or (iv) the Company shall sell substantially all of its assets.

          (e)  The Company shall:

               (i) commence a voluntary case under Title 11 of the United States Code (the "Bankruptcy Code") or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case;

               (ii) (A) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 90 days after the date on which such petition is filed, or (B) file an answer or other pleading within such 90-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (C) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

               (iii) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors generally, or consent to or acquiesce in such relief;

               (iv) have entered against it an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors generally or (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

               (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.




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


     6.2 Additional Debt during Default. The Company shall not incur any Senior Indebtedness (as defined in the Notes) during any period in which (a) an Event of Default occurs and is continuing, (b) the Company has received a Notice of Default (as defined in the Notes) and (c) such Event of Default has not been cured within 30 days of the Company's receipt of the Notice of Default.

                                    SECTION 7

                                  MISCELLANEOUS

     7.1 Survival. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and of the Notes. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person.

     7.2 Successors and Assigns. All covenants and agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective permitted successors and assigns; provided, however, that the obligations of the Authorized Representative hereunder may only be assigned in connection with the appointment of a substitute Authorized Representative pursuant to the provisions of this Agreement.

     7.3 Notices. All notices or other communication required or permitted hereunder and under the Notes shall be in writing and shall be deemed to have been duly given and delivered when (a) delivered personally, (b) five days after being sent by certified mail, return receipt requested, (c) one day after being sent by United States express mail, (d) one day after deposit with a national overnight courier service providing evidence of delivery or (e) upon oral acknowledgment of receipt after being sent by facsimile transmission, in each case delivery charges or postage prepaid, and addressed to the party to whom such notice is to be given at the following address (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor):

          If to the Company:

          Selfcare, Inc.
          200 Prospect Street
          Waltham, Massachusetts 02154
          Facsimile Number: 617-647-3939
          Attention: Vice President, U.S. Operations




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


     with a copy to:

     Foley, Hoag & Eliot LLP
     One Post Office Square
     Boston, Massachusetts 02109
     Facsimile Number: 617-832-7000
     Attention: John D. Patterson, Jr., Esquire.


     If to the Authorized Representative:

     Pear Tree Royalty Company, Inc.
     55 Old Bedford Road
     Lincoln North
     Lincoln, Massachusetts 01773
     Facsimile Number: 617-259-1166
     Attention: Kathryn Matthews Collings, Esquire

     with a copy to:

     Robinson & Cole
     One Boston Place
     Boston, Massachusetts  02108
     Facsimile Number: 617-557-5999
     Attention: Samuel S. Mullin, Esquire.


     If to any Holder:

     At such Holder's address as set forth on the signature pages hereto or in the note register provided for in the Notes, with a copy to the Authorized Representative.

     7.4 Amendment. This Agreement may not be amended or modified except by an agreement in writing among the Company, the Majority of Holders and, with respect only to the rights and obligations of the Authorized Representative hereunder, the Authorized Representative.

     7.5 Integration. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto. All Exhibits to this Agreement are hereby incorporated into and made a part of this Agreement.

     7.6 Interpretation. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any



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provision of this Agreement or the effect thereof shall be invalid under or prohibited by such law, such provision shall be invalid or denied effect only to the extent of such invalidity or prohibition, without prohibiting or invalidating the remainder of such provision or the remaining provisions of this Agreement or the enforcement thereof.

     7.7 Governing Law; Jurisdiction. This Agreement shall be deemed to be executed in The Commonwealth of Massachusetts and shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts. The parties hereto consent to the sole and exclusive jurisdiction of the courts of The Commonwealth of Massachusetts, or the Federal Courts sitting in, The Commonwealth of Massachusetts in respect to any action or proceeding arising out of or relating to this Agreement. Each party hereto irrevocably waives, to the fullest extent it may effectively do so, the defense of improper venue or any inconvenient forum to the maintenance of such action or proceeding.

     7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     7.9 Captions. All section and descriptive headings are inserted for convenience only, and shall not affect any construction or interpretation hereof.


                  [Remainder of page intentionally left blank.]

     In witness whereof the parties hereto have executed this Agreement as of the day and year first written above.



                                  THE COMPANY

                                  SELFCARE, INC.



                                  By:
                                      ----------------------------------------
                                      Its:


                                  THE AUTHORIZED REPRESENTATIVE

                                  PEAR TREE ROYALTY COMPANY, INC.


                                  By:
                                      ----------------------------------------
                                      Its:

                        INITIAL PURCHASER SIGNATURE PAGE
                    TO SELFCARE, INC. NOTE PURCHASE AGREEMENT

     By executing this page in the space provided, the undersigned purchaser hereby agrees (i) that the undersigned is a "Purchaser" as defined in the Note Purchase Agreement dated as of ____________, 1997 among Selfcare, Inc., certain purchasers named on EXHIBIT A thereto and Pear Tree Royalty Company, Inc. as authorized representative of the purchasers (the "Agreement"), (ii) that the undersigned is a party to the Agreement for all purposes and (iii) that the undersigned is bound by all terms and conditions of the Agreement.


     EXECUTED this ____ day of ___________, 1997.



                                     -----------------------------------------
                                     (print name)


                                     By:
                                         -------------------------------------

                                     Title:
                                            ----------------------------------

                                     Address:
                                              --------------------------------

                                              --------------------------------

                                              --------------------------------

                                     Facsimile:
                                                ------------------------------